UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 24, 2010

EnergySolutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33830	51-0653027
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

423 West 300 South
Suite 200
Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 649-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 24, 2010, EnergySolutions, Inc. issued a press release entitled “EnergySolutions Announces the Passing of Board Member Dr. E. Gail de Planque,” a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Item 99.1                Press Release dated September 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnergySolutions, Inc.

Dated: September 24, 2010	By	/s/ Brett A. Hickman

Brett A. Hickman

Executive Vice President, Chief Administrative Officer, General Counsel & Secretary